BLACKROCK FUNDS
SUPPLEMENT DATED DECEMBER 3, 2007
TO THE INVESTOR SHARES PROSPECTUSES
DATED JANUARY 31, 2007


REINSTATEMENT PRIVILEGE

Effective February 1, 2008, the section entitled "REINSTATEMENT PRIVILEGE" in the Prospectuses is amended to delete the first sentence and replace it with the following:

If you redeem Investor A or Institutional shares, and within 60 days buy new Investor A shares of the SAME fund, you will not pay a sales charge on the new purchase amount.


Code# BRPRO-SUPPB1107